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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Schmitt Industries, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SCHMITT INDUSTRIES, INC.
2765 N.W. NICOLAI STREET
PORTLAND, OREGON 97210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
October 3, 2003

TO THE SHAREHOLDERS:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SCHMITT INDUSTRIES, INC., an Oregon corporation (the "Company"), will be held on Friday, October 3, 2003 at 3:00 p.m., local time, at 2765 N.W. Nicolai Street, Portland, Oregon 97210 for the following purposes:

  1.
  To elect two directors to serve a three-year term and until his successor is elected.

  2.
  To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        Only shareholders of record at the close of business on August 19, 2003 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

        All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors
Wayne A. Case President and Chief Executive Officer

Portland, Oregon
September 3, 2003

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210
(503) 227-7908

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        The enclosed proxy is solicited on behalf of the Board of Directors of Schmitt Industries, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held Friday, October 3, 2003, at 3:00 p.m., local time, or at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at 2765 N.W. Nicolai Street, Portland, Oregon 97210 (telephone number (503) 227-7908).

        These proxy solicitation materials are being mailed on or about September 3, 2003 to all shareholders entitled to vote at the Meeting.

Record Date

        Shareholders of record of the Company's Common Stock at the close of business on August 19, 2003 are entitled to notice of, and to vote at, the Meeting. On August 19, 2003, 2,417,824 shares of the Company's Common Stock were issued and outstanding.

Revocability of Proxies

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Voting

        Holders of shares of Common Stock are entitled to one vote per share on all matters. One-third of the shares issued and outstanding as of August 19, 2003 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Solicitation

        The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

Deadline for Receipt of Shareholder Proposals for 2004 Annual Meeting

        Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2004 Annual Meeting of Shareholders must be received by the Company no later than May 6, 2004 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        The Company's Restated Bylaws provide that the Company shall not have less than two nor more than nine directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at four directors.

        The directors of the Company are divided into three classes. One class of directors is elected each year and the members of such class will hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office. The Class 3 directors are Maynard E. Brown and Wayne A. Case, whose terms expire at the 2003 Annual Meeting of Shareholders. The Class 2 directors are Timothy D.J. Hennessy and John A. Rupp, whose terms expire at the 2005 Annual Meeting of Shareholders. The Class 1 director is Trevor S. Nelson, whose term expires at the 2004 Annual Meeting of Shareholders.

        At the Meeting, two Class 3 directors will be elected to serve a three-year term until the 2006 Annual Meeting and until his successor is elected and qualified. The nominees for Class 3 directors are Messrs. Brown and Case (the "Nominees"), both are currently a member of the Board of Directors of the Company. The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees unless you have withheld authority for them to do so on your proxy card. If any of the Nominees is unable or declines for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that any of the Nominees will be unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

        The Board of Directors unanimously recommends a vote FOR the election of its Nominees as a director.

        The Company's directors, including the Nominees, and executive officers are as follows:

Name	Age	Position
Wayne A. Case(1)	63	Chairman/President/CEO, Director (Class 3)
David W. Case	40	Vice President of Operations
Robert C. Thompson	53	Chief Financial Officer
Linda M. Case	58	Secretary
Maynard E. Brown(1)(2)(3)	56	Director (Class 3)
Trevor S. Nelson(2)(3)	42	Director (Class 1)
Timothy D.J. Hennessy	43	Director (Class 2)
John A. Rupp(2)(3)	63	Director (Class 2)

(1)
Member of the Compensation Committee.

(2)
Member of the Option Committee.

(3)
Member of the Audit Committee.

Nominees

        Maynard E. Brown, a director since 1992, resides in British Columbia, Canada. Since 1993, Mr. Brown has been the senior partner of Brown McCue of Vancouver, British Columbia, a firm specializing in advising publicly held corporations in securities and related matters. Mr. Brown has a Bachelor of Law degree from Dalhousie University in Halifax, Canada.

        Wayne A. Case has been President of the Company since 1986, Chief Executive Officer since 1996 and Chairman of the Board since 1997. In addition to overseeing the day-to-day operations of the Company, he is responsible for international marketing operations. Mr. Case holds a B.S. degree in Business and Economics from Linfield College and a Master of Business Administration degree from the University of Portland. Mr. Case is a director of Vanteck (VRB) Technology Corp., an alternative electrochemical energy storage company based in Vancouver, B.C. ("Vanteck"); Vanteck's stock is listed on the TSX Venture Exchange and the OTC Pink Sheets. He is married to Linda M. Case and is the father of David W. Case.

Continuing Directors

        Timothy D.J. Hennessy was appointed as a director in August 2003. Since 2002 he has consulted and worked part-time at Lectrix International ("Lectrix"), in Portland, Oregon, a power quality and reliability company. From 2000 to 2002, he was Vice President Engineering and Operations and Managing Director of Lectrix, London, UK. From 1997 to 2000 he was Vice President Energy Services of an affiliate of PacifiCorp, Portland, Oregon. Prior to that he held various positions with Power Quality Technology, and Eskom, both of Johannesburg, South Africa. Mr. Hennessy is a director of Vanteck. He holds an M.S. in Engineering from the University of the Witwatersrand and a B.Sc. Engineering from the University of Natal.

        Trevor S. Nelson was a director from 1989 through March 2002 and was again appointed in August 2003. A resident of British Columbia, Canada, since 1988 Mr. Nelson has been a financial planner for the Stewart Thomas Financial Group in Penticton, British Columbia. He holds a Bachelor of Commerce degree with an emphasis on Accounting Management and Information Systems and is a Chartered Accountant.

        John A. Rupp, a director since 1996, is Vice President of Beauty Management, Inc., which owns and manages beauty salons, and manages his personal investments. Mr. Rupp holds a B.A. in Economics from Harvard University.

Other Executive Officers

        David W. Case has been Vice President of Operations of the Company since 1996 and before then was Production Manager. Mr. Case holds a B.A. degree in Engineering and Business Administration from the University of Oregon. He has been responsible for many of the design features of the SBS Dynamic Balance System. His duties include manufacturing, engineering and quality assurance. Mr. Case is the son of Wayne A. Case.

        Robert C. Thompson has been Chief Financial Officer of the Company since 1999. From 1990 until he joined the Company, he was General Manager and Senior Business Consultant for R.C. Thompson & Associates and then for Meyer-Thompson & Associates. From 1983 to 1990, Mr. Thompson was Chief Financial Officer for Burns Brothers, Inc., a manufacturer, wholesaler and retailer of truck and automotive products and services. Mr. Thompson is a Certified Public Accountant and graduated from Washington State University with B.A. degrees in Business and Accounting.

        Linda M. Case has been Secretary of the Company since 1993 and before then was Office Manager. Her duties include investor relations, office management, purchasing and inventory management. Ms. Case holds a B.A. degree in Sociology and Psychology from Linfield College in McMinnville, Oregon. Ms. Case is married to Wayne A. Case.

Board Meetings, Nominations by Shareholders and Committees

        The Board of Directors of the Company held three meetings during the fiscal year ended May 31, 2003.

        The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's Restated Bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. Public disclosure of the date of the Meeting was made by the issuance of a press release on August 14, 2003. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3.2 of the Company's Restated Bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

        The Company's Board of Directors currently has an Audit Committee, a Compensation Committee, and an Option Committee. The Audit Committee recommends engagement of the Company's independent certified public accountants, reviews the scope of the audit, considers comments made by the independent certified public accountants with respect to accounting procedures and internal controls and the consideration given thereto by management, and reviews internal accounting procedures and controls with the Company's financial and accounting staff; the Audit Committee, which currently consists of Maynard E. Brown, Trevor S. Nelson and John A. Rupp, held two meetings in Fiscal 2003. The Compensation Committee reviews executive compensation and establishes executive compensation levels; the Compensation Committee, which currently consists of Maynard E. Brown and Wayne A. Case, met once in Fiscal 2003. The Option Committee administers the Company's Stock Option Plan and currently consists of Maynard E. Brown, Trevor S. Nelson and John A. Rupp; during Fiscal 2003, the Option Committee held no meetings.

        During Fiscal 2003, no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

Director Compensation

        For serving as directors of the Company, each director who is not an employee of the Company ("Outside Director") is paid a $1,000 fee for each Board meeting attended in person ($500 if attended by telephone) and a $500 fee for each Board committee meeting attended in person ($250 if attended by telephone). Each of the directors received payment for the only Board meeting they were required to attend in person. The other meetings were attended via telephone, and each director waived his right to payment of these fees in Fiscal 2003. The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. Each newly appointed Outside Director is entitled to receive 1,666 non-qualified stock options pursuant to the terms of the Company's Stock Option Plan. Each Outside Director is entitled to receive 833 non-qualified options for each full year of service (or a prorated number of options for service for less than a full year), which options are to be granted immediately after each Annual Meeting of Shareholders.

PRINCIPAL SHAREHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 15, 2003 by (i) each person who is known to the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's directors, (iii) the Named Executive and (iv) all current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Directors, Named Executive and 5% Shareholders(2)
	Number		Percent
Wayne A. Case	618,840	(3)	25.6%
Maynard E. Brown	3,666	(4)	*
Timothy D.J. Hennessy	3,000		*
Trevor S. Nelson	0		—
John A. Rupp	70,400		2.9%
All directors and executive officers as a group (seven persons)	753,442	(5)	30.8%

*
Less than 1%.

(1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)
The address of the shareholder is care of Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

(3)
Includes 612,619 shares held by Wayne A. Case and his wife, Linda M. Case, as co-trustees of the Wayne A. Case Family Trust and 666 shares held by Linda M. Case, as trustee for the Linda M. Case Family Trust. Mr. Case and Ms. Case have sole voting and investment power with respect to the shares they hold as co-trustees of the Wayne A. Case Family Trust. Ms. Case has sole voting and investment power with respect to the shares she holds as trustee for the Linda M. Case Family Trust. Also includes 5,555 shares subject to options held by Linda M. Case that are currently exercisable.

(4)
Includes 625 shares held by Mr. Brown's wife and 2,777 shares subject to options that are currently exercisable.

(5)
Includes 30,555 shares subject to options that are currently exercisable.

EQUITY COMPENSATION PLAN

        The following table sets forth information as of May 31, 2003 with respect to the Company's compensation plans approved by its security holders (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance. The Company has no equity compensation plans not approved by its security holders.

Equity Compensation Plan Information
Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans column (excluding securities reflected in (a))(1)
(a)	(b)	(c)
243,989	$1.20	156,011

(1)
Consists of the Schmitt Industries, Inc. Stock Option Plan.

EXECUTIVE COMPENSATION

        The following table sets forth, for each of the three years in the period ended May 31, 2003, amounts of cash and certain other compensation paid by the Company to Wayne A. Case, President and Chief Executive Officer (the "Named Executive"). No other executive officer was paid salary and bonus in excess of $100,000 in Fiscal 2003.

SUMMARY COMPENSATION TABLE(1)

	Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation	Shares Underlying Options	All Other Compensation(2)
Wayne A. Case Chairman, President and Chief Executive Officer	2003 2002 2001	$155,635 173,275 174,560	— — —	— — —	— — —	$0 2,000 6,000

(1)
In accordance with the rules of the Securities and Exchange Commission, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by the Named Executive Officer that are available generally to all salaried employees or (ii) various perquisites and other personal benefits received by the Named Executive Officer which do not exceed the lesser of $50,000 or 10% of the officer's salary and bonus as disclosed in this table.

(2)
Consists of Company-matching contributions to Mr. Case's 401(k) plan.

OPTION GRANTS IN FISCAL 2003

        No stock options were granted to the Named Executive in Fiscal 2003.

AGGREGATED OPTION EXERCISES IN FISCAL 2003
AND FISCAL YEAR-END OPTION VALUES

        The Named Executive did not hold any unexercised options at May 31, 2003, nor did he exercise any options during Fiscal 2003.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Executive Compensation Philosophy

        The Compensation Committee of the Board of Directors, composed of Maynard E. Brown and Wayne A. Case, is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The Board of Directors' Option Committee ("Option Committee"), composed of Maynard E. Brown, Trevor S. Nelson and John A. Rupp, administers the Company's Stock Option Plan (the "Option Plan"). The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers and other key employees.

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

        The key components of the Company's compensation program are base salary, bonuses and potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of shareholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board's approval, base salary for executive officers. The Option Committee makes all decisions with respect to stock option grants.

Equity Participation

        The Company uses stock options granted under its Option Plan both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options under the Option Plan have a term of 10 years. Under the Option Plan, a maximum of 1,200,000 shares of the Company's Common Stock may be issued.

        The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable. While option grants under the Option Plan are made by the Option Committee, the Compensation Committee considers these grants in making its cash compensation decisions.

Compensation of Chief Executive Officer

        The Chief Executive Officer's compensation is set using the Compensation Committee's general philosophy as described above. In Fiscal 2003, Wayne A. Case received a base salary of $155,635, no performance bonus, and no stock option grants.

Deductibility of Executive Compensation

        The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers in 2002 was well below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company's compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

COMPENSATION COMMITTEE

Maynard E. Brown
Wayne A. Case

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Maynard E. Brown and Wayne A. Case. Mr. Case is President and Chief Executive Officer of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT ON AUDITOR INDEPENDENCE*

        The Audit Committee has reviewed and discussed the audited financial statements with the Company's management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (Communications with Audit Committees). The Audit Committee has also received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as modified or supplemented (Communications with Audit Committees), and has discussed the independence of Grant Thornton LLP with that firm. Based on their review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Company for the fiscal year ended May 31, 2003 be included in the Company's Annual Report of Form 10-K for the fiscal year ended May 31, 2003, for filing with the Securities and Exchange Commission. Each member of the Audit Committee is an independent director as defined in Rule 4200(a)(15) of the NASD's listing standards, as such section may be modified or supplemented. The Audit Committee has adopted a written charter, which has been approved by the Board of Directors, a copy of which was attached as Appendix A to the proxy statement for the Annual Meeting of shareholders held in 2001.

* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

AUDIT COMMITTEE

Maynard E. Brown
Trevor S. Nelson
John A. Rupp

INDEPENDENT PUBLIC ACCOUNTANTS

        PricewaterhouseCoopers LLP were the independent auditors for the Company through May 30, 2003. Grant Thornton LLP were selected, effective June 1, 2003, to perform the audit for the fiscal year ended May 31, 2003 and to serve as the independent auditors for the Company for the fiscal year ending May 31, 2004. Representatives of Grant Thornton LLP are expected to attend the 2003 Annual Meeting of Shareholders and will be available to respond to appropriate questions from shareholders.

Audit Fees

        Grant Thornton LLP has quoted $43,200 for fees for their audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2003. PricewaterhouseCoopers LLP billed a total of $10,680 including expenses for the review of the quarterly financial statements included in the Company's Form 10-Qs during the fiscal year ended May 31, 2003.

Financial Information Systems Design and Implementation Fees

        The Company did not engage PricewaterhouseCoopers LLP or Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended May 31, 2003.

All Other Fees

        During the fiscal year ended May 31, 2003, PricewaterhouseCoopers LLP billed the Company $15,941 for tax services; they performed no other non-audit services during the period.

PERFORMANCE GRAPH

        The following graph compares the yearly percentage change in the Company's cumulative total shareholder return on its common stock with the cumulative total return for the period from May 31, 1998 through May 31, 2003 of (i) the Total Return Index of Nasdaq Stock Market Composite and (ii) the Pacific Stock Exchange ("PSE") Technology Index. The PSE Technology Index represents 100 listed and over-the-counter technology stocks from 15 industries. The graph assumes that on May 31, 1998, $100 was invested in the Common Stock of the Company and in each of the comparative indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance. In the Proxy Statement for the 2002 Annual Meeting of Shareholders, the Total Return Index of Nasdaq Stock Market-U.S. was included in the graph instead of the Total Return Index of Nasdaq Stock Market-Composite, which appears below. The two indices have similar results over the applicable periods and the Composite index appears below due to its general availability.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's Common Stock ("10% holders") are required to file with the Securities and Exchange Commission ("SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of Common Stock and other equity securities of the Company. Specific filing deadlines of these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended May 31, 2003. To the best of the Company's knowledge, all of these filing requirements have been satisfied. In making this statement, the Company has relied solely on written representations of its directors, officers and 10% holders and copies of the reports that they filed with the SEC.

OTHER MATTERS

        The Board of Directors of the Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy intend to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

        A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended May 31, 2003 is available without charge upon written request to: Corporate Secretary, Schmitt Industries, Inc., 2765 N.W. Nicolai Street, Portland, Oregon 97210.

By Order of the Board of Directors
Wayne A. Case President and Chief Executive Officer

Portland, Oregon
September 3, 2003

SCHMITT INDUSTRIES, INC.
2765 N.W. Nicolai Street
Portland, Oregon 97210
This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of the Shareholders, October 3, 2003

The undersigned hereby appoints Wayne A. Case and Robert C. Thompson, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of the Shareholders of the Company to be held on October 3, 2003, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:

1.
Election of the following nominees as director: Maynard E. Brown and Wayne A. Case

(The Board of Directors recommends a vote "FOR")

☐  FOR the nominees listed above        ☐  WITHHOLD AUTHORITY to vote for the nominees listed above

        In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

        This proxy when properly executed will be voted in the manner directed herein by the undersigned holder. If no direction is made, this proxy will be voted "FOR" Proposal 1.

        Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
Signature if held jointly
Dated:	,	2003

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS October 3, 2003
IMPORTANT
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PRINCIPAL SHAREHOLDERS
EQUITY COMPENSATION PLAN
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE(1)
OPTION GRANTS IN FISCAL 2003
AGGREGATED OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE Maynard E. Brown Wayne A. Case
AUDIT COMMITTEE REPORT ON AUDITOR INDEPENDENCE
AUDIT COMMITTEE Maynard E. Brown Trevor S. Nelson John A. Rupp
INDEPENDENT PUBLIC ACCOUNTANTS
PERFORMANCE GRAPH
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
ADDITIONAL INFORMATION